YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to provide you with this annual report for the Dreyfus Variable Investment Fund -- Balanced Portfolio for the 12-month period ended December 31, 1998. Over this period, your Portfolio produced a total return of 22.34%,* which compares with a total return of 20.54% for the Hybrid Index (discussed below) over the same period.**

  Because the Portfolio is composed of fixed-income securities as well as equities, we measure ourselves against a Hybrid Index composed 60% of the Standard & Poor's 500 Composite Stock Price Index, measuring only common stocks, and 40% of the Lehman Brothers Intermediate Government/Corporate Bond Index. For the same 12-month period, the Portfolio's stock component had a total return of 30.39% compared to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500" ), which had a total return of 28.60%.** The Portfolio's fixed income holdings had a total return of 8.91% compared to 8.44% for the Lehman Brothers Intermediate Government/Corporate Bond Index.**

ECONOMIC REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year, but world economic weakness generated powerful enough disinflationary forces that the Fed acted instead to ease credit beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of a financial crisis. The Latin American economies weakened in turn as the financial stresses spread throughout that region. On balance, there was a substantial weakening of the world economy over the course of 1998 moderated mainly by the American consumer's role as "spender of last resort."

A main influence on the U.S. economy during the year was the foreign financial crisis and consequent cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation left more of the growth in consumer income with which to buy goods and services. Thus, consumers benefited from a combination of good growth in income after inflation, a strong labor market, and increases in the prices of assets they owned, including bonds, stocks and real estate. In a sense, 1998 was a year of disinflationary boom in the U.S., as above-trend economic growth coincided with negligible inflation.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and
paper)    and    exports.

  Evidence of a weaker world economy accumulated during 1998 as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long Term Capital Management hedge fund crisis through early October. However, energetic steps were taken to stabilize the Japanese banks, design a support package for Brazil, ease monetary policy, and help overinvested financial institutions rebuild their cash reserves. Indications of a calming of financial fears were evident in the final months of the year. In any case, there appears to have been a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

  The global economy survived a triple financial crisis in 1998 from Japan, emerging market countries and overextended financial institutions. Excess capacity persists in many worldwide industries after years of high capital spending followed by the onset of a worldwide weakening in demand. Fortunately, the U.S. has led the world in making the transition from the old manufacturing industries to the new growth industries, such as biotechnology, software, computer hardware and the Internet. This contributed to the favorable combination of low unemployment and low inflation in the U.S., and may yet lead toward more efficient allocation of capital elsewhere in the world.

  As 1998 ended, interest rates set by central banks remained in a downtrend in most parts of the world including Europe and the U.S. A similar trend had even begun in many emerging countries, as the stresses of financial crisis relaxed.

MARKET OVERVIEW--EQUITIES

  Volatility was the overriding characteristic of equity markets in the year ended December 31. There was stock market strength during the early part of the year. Small-cap indices started to erode in the spring and were joined by large-cap indices by midsummer. Indices declined sharply until the end of August followed by a rebound and then a renewed decline amid financial fears until early October. A strong rally followed in the last three months of the year in response to the easing of monetary policy. Over the 12-month period, the total return on the S& P 500 was 28.60%.** Returns on midcap and small-cap stock indices continued to be weaker, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly nine months of the year, but then began a succession of easing moves. Second, weakness in the economies of emerging countries contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default that month. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America sank; those for U.S. corporate profits were put on hold. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns that financial difficulties might spread among emerging countries, who might fail to repay loans. However, in the last three months of the year, these fears began to ebb in response to Federal Reserve easing moves.

  The erosion of expectations for corporate profit growth over the last year contributed to an outperformance by a small group of "supercap" growth stocks for much of the year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these supercap growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns, before rebounding strongly after the Federal Reserve acted.

  The year ended December 31, 1998 was characterized by very different performances of the various market sectors. For example, the total return for the year on the Russell 1000 Index with a heavy large-cap representation, was 27.02%, while the Russell 1000 Growth Index returned 38.71% and the Russell 1000 Value Index returned 15.63%. The return on the Russell Midcap Index was 10.09% while the small-cap Russell 2000 Index return was -2.55%.***

  Another pattern in 1998 was that high quality assets outperformed medium and low quality assets. Treasury bonds outperformed junk bonds; U.S. and European stocks outperformed emerging market stocks; blue chip stocks, especially major growth stocks, generally rose more than the average stock. In an environment of concern about financial risks, the high-grade assets were the market leaders.

MARKET OVERVIEW--BONDS

  A combination of falling commodity prices, declining inflation and global financial market volatility provided the backdrop for a strong bond market in 1998. The year was highlighted by an unprecedented rally from mid-August through early October. The 10-year U.S. Treasury note, which began the year with a yield of 5.74%, reached a low of 4.16% by October 5. In spite of an increase in yield during the latter part of October, the yield on the 10-year U.S. Treasury Note ended the year a full 110 basis points lower, with a yield of 4.64%.

The third quarter selloff in the stock market also affected the corporate bond market. Uncertainty about the influence that a slowdown in the global economy would have on the U.S. drove yield spreads on corporate securities wider. Quality spreads among corporate securities increased most dramatically as investors sought to buy higher quality securities with less risk of underperformance in a volatile market.

  In a surprise announcement on October 15, the Federal Reserve lowered the Fed Funds rate from 5.25% to 5.00%. It was the second Fed move in a matter of 16 days. With this announcement, investor fears were calmed and subsequently the bond market gave up some of its "flight to quality" gains. The Fed again moved to lower the Fed Funds rate by another 25 basis points in November. The target rate on Fed Funds ended the year lower by 75 basis points at 4.75%.

PORTFOLIO FOCUS

  The Dreyfus Variable Investment Fund -- Balanced Portfolio was underweight in equities in relation to its normal 60% position during the August stock market downturn of 1998. In September and again in October, the Portfolio increased its equity exposure in recognition of the subsequent attractive valuation levels at that time. The Portfolio then decreased its equity exposure in December to return to a normal 60% exposure at year- end. The strategic asset shifts made during the year helped provide investment returns above those of the benchmark.

  For the fiscal year, the equity component of the Portfolio performed slightly above its benchmark S& P 500 Index. Strong returns in 1998 were realized by technology and pharmaceutical holdings, as the market rewarded in particular the growth prospects of large-cap stocks. In spite of the market' s high price-to-earnings ratio compared to historic norms, we maintained our equity emphasis on a broadly diversified, large-capitalization approach with exposure to all economic sectors.

  The duration of the fixed income allocation in the Portfolio was neutral to the benchmark index, the Lehman Brothers Intermediate Government/Corporate Bond Index, throughout the year. Earlier in the year, we supplemented the income component of the Portfolio by increasing its holdings of high quality asset-backed securities to 5%. During August, the Portfolio's overall position in corporate fixed-income securities was pared back to 18% from 25%. This left the Portfolio underweighted versus an overall corporate bond exposure of 25% for the benchmark. By November, yield spreads on corporate bonds had widened to levels not reached since the 1990-91 economic recession. It was during the final two months of the year that the corporate bond allocation of the Portfolio was increased to 40% in order to take advantage of the attractive price level.

  Our efforts to reposition the Portfolio's corporate allocation during the third and fourth quarter, as well as an overall preference for a defensive posture and for higher quality than the benchmark index proved fruitful. For the year, the fixed-income performance of the Portfolio was 8.91%, or 47 basis points above the benchmark Lehman Brothers Intermediate Government/Corporate Bond Index.

  Thank you for your investment with Dreyfus. We appreciate the opportunity to serve your investment needs.

                                  Sincerely,


          [Ronald P. Gala, signature logo]   [Laurie A. Carroll, signature logo]


            Ronald P. Gala                       Laurie A. Carroll

            Portfolio Manager                    Portfolio Manager

January 15, 1999

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1 to 10 years.

***SOURCE: FRANK RUSSELL COMPANY -- The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. All indices are unmanaged and include reinvestment of dividends.



DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO        DECEMBER 31, 1998
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND
                           INDEX AND A HYBRID INDEX

                                    Dollars

$15,760

Standard & Poor's 500 Composite Stock Price Index*

$14,494

Dreyfus Variable Investment Fund, Balanced Portfolio

$14,010

Hybrid Index***

$11,574

Lehman Brothers Intermediate Government/Corporate Bond Index**

* Source: Lipper Analytical Services, Inc.

**  Source: Lehman Brothers

***  Source: Lipper Analytical Services, Inc., and Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

                 One Year Ended        From Inception (5/1/97)

                December 31, 1998       to December 31, 1998

              ____________________        __________________________

                     22.34%                    24.89%
---------------

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

The  above  graph  compares  a  $10,000  investment  made  in  Dreyfus  Variable
Investment Fund, Balanced Portfolio on 5/1/97 (Inception Date) to a $10,000 investment made on that date in each of the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and a Hybrid Index, which are described below. All dividends and capital gain distributions are reinvested. The Hybrid Index is calculated on a year-to-year basis.

The Portfolio' s performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years. The Indices do not take into account charges, fees and other expenses. The Hybrid Index is composed of 60% Standard & Poor' s 500 Composite Stock Price Index and 40% Lehman Brothers Intermediate Government/Corporate Bond Index. Under normal circumstances, the Portfolio' s total assets are allocated approximately 60% to common stocks and 40% to bonds; however, the Portfolio is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25% , of its total assets in bonds, as deemed advisable by The Dreyfus Corporation. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

Common Stocks--64.5%                                                                         Shares                  Value

-------------------------------------------------------------------------------
                                                                                       -----------------       ----------------
            Basic Industries--1.8%  AlliedSignal . . . . . . . . . . . . . . . . . .              6,100           $     270,306

                                    Dow Chemical . . . . . . . . . . . . . . . . . .              2,200                 200,062

                                    Fort James . . . . . . . . . . . . . . . . . . .              6,300                 252,000

                                    PPG Industries . . . . . . . . . . . . . . . . .              4,200                 244,650

                                    USG  . . . . . . . . . . . . . . . . . . . . . .              1,800                  91,688

                                                                                                                   ____________

                                                                                                                      1,058,706

                                                                                                                   ____________


           Capital Spending--17.7%  America Online . . . . . . . . . . . . . . . (a)              3,800                 608,000

                                    Cisco Systems  . . . . . . . . . . . . . . . (a)              5,900                 547,594

                                    Dell Computer  . . . . . . . . . . . . . . . (a)              9,500                 695,281

                                    EMC  . . . . . . . . . . . . . . . . . . . . (a)              5,900                 501,500

                                    Eaton  . . . . . . . . . . . . . . . . . . . . .              3,000                 212,062

                                    General Dynamics . . . . . . . . . . . . . . . .              2,300                 134,838

                                    General Electric . . . . . . . . . . . . . . . .              7,000                 714,437

                                    HBO & Co . . . . . . . . . . . . . . . . . . . .              4,600                 131,963

                                    Ingersoll-Rand . . . . . . . . . . . . . . . . .             10,000                 469,375

                                    Intel  . . . . . . . . . . . . . . . . . . . . .              9,500               1,126,344

                                    International Business Machines  . . . . . . . .              2,600                 480,350

                                    Lexmark International Group, Cl. A . . . . . (a)              4,300                 432,150

                                    Lucent Technologies  . . . . . . . . . . . . . .              5,000                 550,000

                                    Microsoft  . . . . . . . . . . . . . . . . . (a)             10,500               1,456,219

                                    Nokia, Cl. A, A.D.R  . . . . . . . . . . . . . .              1,200                 144,525

                                    Oracle . . . . . . . . . . . . . . . . . . . (a)             20,500                 884,063

                                    Sun Microsystems . . . . . . . . . . . . . . (a)              5,800                 496,625

                                    Sundstrand . . . . . . . . . . . . . . . . . . .                700                  36,312

                                    Tellabs  . . . . . . . . . . . . . . . . . . (a)              5,700                 390,806

                                    Tyco International . . . . . . . . . . . . . . .              7,600                 573,325

                                                                                                                   ____________

                                                                                                                     10,585,769

                                                                                                                   ____________


           Consumer Cyclical--8.2%  American Greetings, Cl. A  . . . . . . . . . . .              2,100                  86,231

                                    Clear Channel Communications . . . . . . . . (a)              7,200                 392,400

                                    DaimlerChrysler  . . . . . . . . . . . . . . . .              2,400                 230,569

                                    Federal-Mogul  . . . . . . . . . . . . . . . . .              2,400                 142,800

                                    Federated Department Stores  . . . . . . . . (a)              7,300                 318,006

                                    Ford Motor . . . . . . . . . . . . . . . . . . .              7,300                 428,419

                                    Gannett  . . . . . . . . . . . . . . . . . . . .              3,300                 218,419

                                    Gap  . . . . . . . . . . . . . . . . . . . . . .              6,900                 388,125

                                    K mart . . . . . . . . . . . . . . . . . . . (a)              8,000                 122,500

                                    Safeway  . . . . . . . . . . . . . . . . . . (a)              7,700                 469,219

                                    Staples  . . . . . . . . . . . . . . . . . . (a)              4,100                 179,119

                                    TJX  . . . . . . . . . . . . . . . . . . . . . .             13,300                 385,700

                                    Time Warner  . . . . . . . . . . . . . . . . . .              3,200                 198,600

                                    Tommy Hilfiger . . . . . . . . . . . . . . . (a)              2,400                 144,000

                                    Viacom, Cl. B  . . . . . . . . . . . . . . . (a)              4,300                 318,200

                                    Wal-Mart Stores  . . . . . . . . . . . . . . . .             10,600                 863,237

                                                                                                                   ____________

                                                                                                                      4,885,544

                                                                                                                   ____________


DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                  DECEMBER 31, 1998

Common Stocks (continued)                                                                   Shares                  Value

--------------------------------------------------------------------------------
                                                                                       -----------------       ----------------

            Consumer Staples--6.0%  Avon Products  . . . . . . . . . . . . . . . . .              4,200           $     185,850

                                    Coca-Cola  . . . . . . . . . . . . . . . . . . .              7,600                 508,250

                                    Eastman Kodak  . . . . . . . . . . . . . . . . .              4,200                 302,400

                                    General Mills  . . . . . . . . . . . . . . . . .              3,400                 264,350

                                    IBP  . . . . . . . . . . . . . . . . . . . . . .              5,300                 154,362

                                    Newell . . . . . . . . . . . . . . . . . . . . .              5,500                 226,875

                                    Philip Morris  . . . . . . . . . . . . . . . . .             10,500                 561,750

                                    Procter & Gamble . . . . . . . . . . . . . . . .              7,500                 684,844

                                    Ralston-Ralston Purina Group . . . . . . . . . .              8,400                 271,950

                                    Sara Lee . . . . . . . . . . . . . . . . . . . .              4,600                 129,663

                                    Unilever, N.V. (New York Shares) . . . . . . . .              4,000                 331,750

                                                                                                                   ____________

                                                                                                                      3,622,044

                                                                                                                   ____________

                      Energy--4.1%  Ashland  . . . . . . . . . . . . . . . . . . . .              2,300                 111,262

                                    Coastal  . . . . . . . . . . . . . . . . . . . .              6,600                 230,588

                                    Columbia Energy Group  . . . . . . . . . . . . .              3,200                 184,800

                                    Diamond Offshore Drilling  . . . . . . . . . . .              3,000                  71,063

                                    El Paso Energy . . . . . . . . . . . . . . . . .              4,200                 146,212

                                    Exxon  . . . . . . . . . . . . . . . . . . . . .             12,000                 877,500

                                    Phillips Petroleum . . . . . . . . . . . . . . .              5,900                 251,487

                                    Sunoco . . . . . . . . . . . . . . . . . . . . .              4,200                 151,463

                                    Texaco . . . . . . . . . . . . . . . . . . . . .              7,100                 375,412

                                    Tosco  . . . . . . . . . . . . . . . . . . . . .              2,800                  72,450

                                                                                                                   ____________

                                                                                                                      2,472,237

                                                                                                                   ____________

                 Health Care--8.1%  Abbott Laboratories  . . . . . . . . . . . . . .             15,100                 739,900

                                    American Home Products . . . . . . . . . . . . .              3,000                 168,937

                                    Amgen  . . . . . . . . . . . . . . . . . . . (a)              4,900                 512,356

                                    Biomet . . . . . . . . . . . . . . . . . . . . .              4,300                 173,075

                                    Bristol-Myers Squibb . . . . . . . . . . . . . .              4,700                 628,919

                                    Guidant  . . . . . . . . . . . . . . . . . . . .              1,500                 165,375

                                    Johnson & Johnson  . . . . . . . . . . . . . . .              7,400                 620,675

                                    Lilly (Eli)  . . . . . . . . . . . . . . . . . .              4,100                 364,388

                                    Medtronic  . . . . . . . . . . . . . . . . . . .              2,400                 178,200

                                    Schering-Plough  . . . . . . . . . . . . . . . .             13,000                 718,250

                                    Warner-Lambert . . . . . . . . . . . . . . . . .              7,800                 586,463

                                                                                                                   ____________

                                                                                                                      4,856,538

                                                                                                                   ____________

         Interest Sensitive--10.5%  Allstate . . . . . . . . . . . . . . . . . . . .              7,500                 289,687

                                    Ambac Financial Group  . . . . . . . . . . . . .              3,800                 228,713

                                    American Express . . . . . . . . . . . . . . . .              4,600                 470,350

                                    Bank of New York . . . . . . . . . . . . . . . .              5,400                 217,350

                                    Bank One . . . . . . . . . . . . . . . . . . . .              7,938                 405,334

                                    BankAmerica  . . . . . . . . . . . . . . . . . .              5,500                 330,687

                                    BankBoston . . . . . . . . . . . . . . . . . . .              4,500                 175,219

                                    Chase Manhattan  . . . . . . . . . . . . . . . .             10,100                 687,431

                                    CIGNA  . . . . . . . . . . . . . . . . . . . . .              2,200                 170,088

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                     DECEMBER 31, 1998

Common Stocks (continued)                                                                    Shares                  Value

-------------------------------------------------------------------------------
                                                                                       -----------------       ----------------

    Interest Sensitive (continued)  Comerica . . . . . . . . . . . . . . . . . . . .              5,100           $     347,756

                                    Edwards (A.G.) . . . . . . . . . . . . . . . . .              2,500                  93,125

                                    EXEL, Cl. A  . . . . . . . . . . . . . . . . . .              4,900                 367,500

                                    Federal National Mortgage Association  . . . . .              6,800                 503,200

                                    Fleet Financial Group  . . . . . . . . . . . . .              9,400                 420,062

                                    Golden West Financial  . . . . . . . . . . . . .              1,700                 155,869

                                    MGIC Investment  . . . . . . . . . . . . . . . .              2,800                 111,475

                                    Morgan Stanley Dean Witter & Co  . . . . . . . .              1,900                 134,900

                                    PNC Bank . . . . . . . . . . . . . . . . . . . .              3,400                 184,025

                                    SLM Holding  . . . . . . . . . . . . . . . . . .              7,600                 364,800

                                    Sunamerica . . . . . . . . . . . . . . . . . . .              3,800                 308,275

                                    SunTrust Banks . . . . . . . . . . . . . . . . .              3,900                 298,350

                                                                                                                   ____________

                                                                                                                      6,264,196

                                                                                                                   ____________

              Mining & Metals--.4%  Aluminum Company of America  . . . . . . . . . .              2,100                 156,581

                                    USX-U.S. Steel Group . . . . . . . . . . . . . .              3,400                  78,200

                                                                                                                   ____________

                                                                                                                        234,781

                                                                                                                   ____________

               Transportation--.7%  AMR  . . . . . . . . . . . . . . . . . . . . (a)              3,100                 184,063

                                    Burlington Northern Santa Fe . . . . . . . . . .              6,500                 219,375

                                                                                                                   ____________

                                                                                                                        403,438

                                                                                                                   ____________

                   Utilities--7.0%  AT&T . . . . . . . . . . . . . . . . . . . . . .              9,500                 714,875

                                    AirTouch Communications  . . . . . . . . . . (a)              6,500                 468,812

                                    Ameren . . . . . . . . . . . . . . . . . . . . .              4,000                 170,750

                                    Ameritech  . . . . . . . . . . . . . . . . . . .             13,600                 861,900

                                    BellSouth  . . . . . . . . . . . . . . . . . . .             14,400                 718,200

                                    Consolidated Edison  . . . . . . . . . . . . . .              4,900                 259,088

                                    FPL Group  . . . . . . . . . . . . . . . . . . .              5,400                 332,775

                                    FirstEnergy  . . . . . . . . . . . . . . . . . .              4,200                 136,762

                                    MCI WorldCom . . . . . . . . . . . . . . . . (a)              4,100                 294,175

                                    Pinnacle West Capital  . . . . . . . . . . . . .              2,300                  97,463

                                    Sprint (FON Group) . . . . . . . . . . . . . . .              1,800                 151,425

                                                                                                                   ____________

                                                                                                                      4,206,225

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                      (cost $29,289,969) . . . . . . . . . . . . . .                                $38,589,478

                                                                                                                   ============


                                                                                             Principal

Bonds and Notes--29.4%                                                                        Amount

------------------------------------------------------------------------------------       ____________

                    Finance--7.3%   American Express Credit Account Master Trust,

                                       Asset Backed Ctfs., Ser. 1997-1, Cl. A,

                                       6.40%, 4/15/2005  . . . . . . . . . . . . . .      $     600,000           $     619,523

                                    Chase Manhattan, Sub. Notes,

                                       7.125%, 6/15/2009 . . . . . . . . . . . . . .            700,000                 767,498

                                    Citibank Credit Card Master Trust,

                                       Asset Backed Ctfs., Ser. 1998-1, Cl. A,

                                       5.75%, 1/15/2003  . . . . . . . . . . . . . .            600,000                 606,513

                                    General Motors Acceptance, Notes,

                                       6.625%, 10/1/2002 . . . . . . . . . . . . . .          1,000,000               1,033,750

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                    DECEMBER 31, 1998

                                                                                           Principal

Bonds and Notes (continued)                                                                  Amount                  Value

-------------------------------------------------------------------------------
                                                                                       -----------------       ----------------

  Finance (continued) Toyota Motor Credit, Notes,

                                       5.50%, 12/15/2008 . . . . . . . . . . . . . .      $     500,000           $     497,368

                                    US Bank, Notes,

                                       5.70%, 12/15/2008 . . . . . . . . . . . . . .            500,000                 497,390

                                    Wells Fargo, Sr. Notes,

                                       6.75%, 10/1/2006  . . . . . . . . . . . . . .            350,000                 372,602

                                                                                                                   ____________

                                                                                                                      4,394,644

                                                                                                                   ____________

                  Industrial--6.6%  AlliedSignal, Notes,

                                       6.20%, 2/1/2008 . . . . . . . . . . . . . . .            500,000                 509,361

                                    Ameritech Capital Funding, Notes,

                                       5.65%, 1/15/2001  . . . . . . . . . . . . . .            500,000                 506,137

                                    duPont (E.I.) de Nemours & Co., Notes,

                                       6.50%, 9/1/2002 . . . . . . . . . . . . . . .            500,000                 524,164

                                    McDonald's, Notes,

                                       5.90%, 5/11/2001  . . . . . . . . . . . . . .            500,000                 509,258

                                    Mobil, Deb.,

                                       8.375%, 2/12/2001 . . . . . . . . . . . . . .          1,000,000               1,064,755

                                    Monsanto, Notes,

                                       5.375%, 12/1/2001 . . . . . . . . . . . . (b)            300,000                 299,011

                                    Procter & Gamble, Deb.,

                                       8.00%, 11/15/2003 . . . . . . . . . . . . . .            500,000                 559,531

                                                                                                                   ____________

                                                                                                                      3,972,217

                                                                                                                   ____________

                    Utilities--.9%  MCI WorldCom, Sr. Notes,

                                       6.40%, 8/15/2005  . . . . . . . . . . . . . .            500,000                 518,920

                                                                                                                   ____________

                 U.S. Government &

                   Agencies--14.6%  Federal Home Loan Banks;

                                       5.61%, 6/22/2001  . . . . . . . . . . . . . .          1,100,000               1,114,934

                                    Federal National Mortgage Association:

                                       5.10%, 9/25/2000  . . . . . . . . . . . . . .            600,000                 602,010

                                       5.25%, 1/15/2003  . . . . . . . . . . . . . .          1,300,000               1,311,549

                                    U.S. Treasury Bonds;

                                       10.75%, 5/15/2003 . . . . . . . . . . . . . .          1,000,000               1,233,760

                                    U.S. Treasury Notes:

                                       8.50%, 2/15/2000  . . . . . . . . . . . . . .          1,350,000               1,406,133

                                       8.875%, 5/15/2000 . . . . . . . . . . . . . .            700,000                 738,997

                                       8.00%, 5/15/2001  . . . . . . . . . . . . . .            600,000                 644,970

                                       6.375%, 8/15/2002 . . . . . . . . . . . . . .            550,000                 580,816

                                       6.25%, 2/15/2003  . . . . . . . . . . . . . .            120,000                 126,876

                                       5.75%, 8/15/2003  . . . . . . . . . . . . . .            400,000                 417,892

                                       6.50%, 8/15/2005  . . . . . . . . . . . . . .            400,000                 440,020

                                       5.625%, 5/15/2008 . . . . . . . . . . . . . .            100,000                 106,778

                                                                                                                   ____________

                                                                                                                      8,724,735

                                                                                                                   ____________

                                    TOTAL BONDS AND NOTES

                                       (cost $17,456,017)  . . . . . . . . . . . . .                                $17,610,516

                                                                                                                   ============


DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                     DECEMBER 31, 1998

                                                                                           Principal

Short-Term Investments--22.1%                                                               Amount                   Value

-------------------------------------------------------------------------------
                                                                                       -----------------       ----------------

Agency Discount Notes--21.7%  Federal Home Loan Banks,

                                       4.30%, 1/4/1999 . . . . . . . . . . . . . . .        $13,000,000            $ 12,995,342

                                                                                                                   ____________

           U.S. Treasury Bill--.4%  4.97%, 1/7/1999  . . . . . . . . . . . . . . (c)            200,000                 199,883

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                       (cost $13,195,176)  . . . . . . . . . . . . .                               $ 13,195,225

                                                                                                                   ============

TOTAL INVESTMENTS (cost $59,941,162) . . . . . . . . . . . . . . . . . . . . . . . .             116.0%            $ 69,395,219

                                                                                               ========            ============


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . .             (16.0%)           $ (9,554,447)

                                                                                               ========            ============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%            $ 59,840,772

                                                                                               ========            ============

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, this security amounted to $299,011 or approximately .5% of net assets.

(c) Held by the custodian in a segregated account as collateral for open financial futures positions.

STATEMENT OF FINANCIAL FUTURES                              DECEMBER 31, 1998

                                                                            Market Value                          Unrealized

                                                                               Covered                          (Depreciation)

Financial Futures Purchased                                 Contracts       by Contracts        Expiration        at 12/31/98

________________________                                    ________        ____________         _________       ____________

5 Year U.S. Treasury Notes . . . . . . . . . . . . . . .       38            $4,307,063          March '99          $(14,125)

Financial Futures Sold

___________________

Standard & Poor's 500. . . . . . . . . . . . . . . . . .       10           $(3,113,750)         March '99           (14,025)

                                                                                                                   _________

                                                                                                                    $(28,150)

                                                                                                                   =========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                     Cost              Value

                                                                                                _____________      ____________
ASSETS:                    Investments in securities--See Statement of Investments . . . .        $59,941,162       $69,395,219

                           Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              216,230

                           Dividends and interest receivable . . . . . . . . . . . . . . .                              319,831

                           Receivable for investment securities sold . . . . . . . . . . .                              108,088

                           Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . .                                   77

                                                                                                                  _____________

                                                                                                                     70,039,445

                                                                                                                  _____________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates . . . . . . . . .                               46,080

                           Payable for shares of Beneficial Interest redeemed  . . . . . .                           10,000,951

                           Payable for investment securities purchased . . . . . . . . . .                              107,683

                           Payable for futures variation margin--Note 4(a) . . . . . . . .                               18,757

                           Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .                               25,202

                                                                                                                  _____________

                                                                                                                     10,198,673

                                                                                                                  _____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $59,840,772

                                                                                                                  =============


REPRESENTED BY:            Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                          $49,928,753

                           Accumulated net realized gain (loss) on investments . . . . . .                              486,112

                           Accumulated net unrealized appreciation (depreciation)
                             on investments [including ($28,150) net unrealized
(depreciation) on financial futures]--Note 4(a). . . . . . . . . . . . . . . . . . . . . .                            9,425,907

                                                                                                                  _____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $59,840,772

                                                                                                                  =============

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                            3,755,083

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $15.94

                                                                                                                        =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME:                    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 1,756,507

                           Cash dividends (net of $1,149 foreign taxes
                              withheld at source)  . . . . . . . . . . . . . . . . . . . .            366,901

                                                                                                _____________

                                 Total Income  . . . . . . . . . . . . . . . . . . . . . .                          $ 2,123,408

EXPENSES:                  Investment advisory fee--Note 3(a)  . . . . . . . . . . . . . .            413,719

                           Auditing fees . . . . . . . . . . . . . . . . . . . . . . . . .             22,825

                           Custodian fees--Note 3(a) . . . . . . . . . . . . . . . . . . .             21,024

                           Prospectus and shareholders' reports  . . . . . . . . . . . .               17,095

                           Registration fees . . . . . . . . . . . . . . . . . . . . . . .              3,270

                           Legal fees  . . . . . . . . . . . . . . . . . . . . . . . . . .                880

                           Trustees' fees and expenses--Note 3(b)  . . . . . . . . . . .                  650

                           Shareholder servicing costs . . . . . . . . . . . . . . . . . .                446

                           Loan commitment fees--Note 2  . . . . . . . . . . . . . . . . .                240

                           Miscellaneous     . . . . . . . . . . . . . . . . . . . . . . .              1,983

                                                                                                _____________

                                 Total Expenses  . . . . . . . . . . . . . . . . . . . . .                              482,132

                                                                                                                  _____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,641,276

                                                                                                                  _____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                           Net realized gain (loss) on investments . . . . . . . . . . . .        $ 1,726,810

                           Net realized gain (loss) on financial futures . . . . . . . . .          1,665,549

                                                                                                _____________

                                 Net Realized Gain (Loss)  . . . . . . . . . . . . . . . .                            3,392,359

                           Net unrealized appreciation (depreciation) on
                              investments [including ($26,287) net unrealized
                              (depreciation) on financial futures] . . . . . . . . . . . .                            6,714,434

                                                                                                                  _____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                           10,106,793

                                                                                                                  _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                            $11,748,069

                                                                                                                  =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended   Year Ended

                                                 December 31, 1998  December 31, 1997*

                                                                                   __________________     __________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $ 1,641,276          $     625,226

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .            3,392,359              1,706,671

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .            6,714,434              2,711,473

                                                                                       ______________        _______________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .           11,748,069              5,043,370

                                                                                       ______________        _______________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (1,647,249)              (621,293)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . .           (3,168,608)            (1,442,270)

                                                                                       ______________        _______________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (4,815,857)            (2,063,563)

                                                                                       ______________        _______________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .           28,199,314             36,492,088

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,815,857              2,063,563

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .          (21,250,964)              (391,105)

                                                                                       ______________        _______________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions .           11,764,207             38,164,546

                                                                                       ______________        _______________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .           18,696,419             41,144,353

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           41,144,353                 --

                                                                                       ______________        _______________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $59,840,772            $41,144,353

                                                                                       ==============        ===============


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .               --           $         3,933

                                                                                       ______________        _______________

                                                                                           Shares                Shares

                                                                                       ______________        _______________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,876,334              2,810,317

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .              309,182                146,937

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (1,360,556)               (27,131)

                                                                                       ______________        _______________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .              824,960              2,930,123

                                                                                       ==============        ===============

------------------

* From May 1, 1997 (commencement of operations) to December 31, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                                 Year Ended December 31,

                                                                                                 _______________________

PER SHARE DATA:                                                                                    1998           1997(1)

                                                                                                 ________       ________
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . .         $14.04         $12.50
                                                                                                 ________       ________

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            .43            .25

   Net realized and unrealized gain (loss) on investments  . . . . . . . . . . . . . . . .           2.67           2.06

                                                                                                 ________       ________

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . .           3.10           2.31

                                                                                                 ________       ________

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . . . . .           (.43)          (.25)

   Dividends from net realized gain on investments . . . . . . . . . . . . . . . . . . . .           (.77)          (.52)

                                                                                                 ________       ________

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1.20)          (.77)

                                                                                                 ________       ________

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $15.94         $14.04


                                                                                                 ========       ========

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22.34%         18.48%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . . . .            .87%           .67%(2)

   Ratio of net investment income to average net assets  . . . . . . . . . . . . . . . . .           2.98%          1.91%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         111.75%         45.78%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . . . .        $59,841        $41,144
-----------------------------

(1) From May 1, 1997 (commencement of operations) to December 31, 1997.

(2) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Balanced Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance  policies  to  be  offered  by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor' s 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Dreyfus Corporation (" Dreyfus" ) serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold without a sales charge.

  As of December 31, 1998, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 966,139 shares of the Series.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Series received net earnings credits of $5,252 during the period ended December 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  During the period ended December 31, 1998, the Series reclassified $2,040 between accumulated undistributed investment income-net and accumulated net realized gain (loss) on investments. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

  The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Series did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 1998 through December 31, 1998 to reduce the management fee paid by the Series, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses to the extent that such expenses exceeded an annual rate of 1.25% of the value of the Series' average daily net assets. No expense reimbursement was required for the period ended December 31, 1998.

  The  Series  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the Series.

  The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended December 31, 1998, the Series was charged $21,024 pursuant to the custody agreement.

  (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1998, amounted to $66,625,035 and $54,095,330, respectively.

The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1998 are set forth in the Statement of Financial Futures.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (B) At December 31, 1998, accumulated net unrealized appreciation on investments and financial futures was $9,425,907, consisting of $9,834,486 gross unrealized appreciation and $408,579 gross unrealized depreciation.

  At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO

  We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Variable Investment Fund, Balanced Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Balanced Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

February 4, 1999

IMPORTANT TAX INFORMATION (UNAUDITED)

    For Federal tax purposes the Series hereby designates $.331 per share as a long-term capital gain distribution of the $.793 per share paid on December 29, 1998.

    The Series also designates 10.48% of the ordinary dividends paid during the fiscal year ended December 31, 1998 as qualifying for the corporate dividends received deduction.




Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

BALANCED PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                             154AR9812

Variable

Investment Fund,

BALANCED PORTFOLIO

Annual Report

December 31, 1998